UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022 (March 8, 2022)

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share, $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Global SPAC Partners Co. (the “Company,” “we,” “our or “us”) is filing this Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (“SEC”) on May 14, 2021 (the “Original Form 8-K”), solely to amend and restate the audited balance sheet and related footnote disclosures as of April 13, 2021 which we filed as an exhibit to the Original Form 8-K (the “Original Financial Statement”).

Background of Restatement

The Company, in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 that was filed with the SEC on August 24, 2021, disclosed that the Company re-evaluated its application of ASC 480-10-S99 to its accounting classification of the subunits (and the underlying Class A ordinary shares) (the “Public Subunits”) the Company issued as part of the units sold in the Company’s initial public offering (the “IPO”) on April 13, 2021 and the subsequent exercise of the underwriters’ over-allotment option on April 15, 2021. The Company had previously classified a portion of the Public Subunits in permanent equity. Subsequent to the re-evaluation, the Company’s management concluded that all of its Public Subunits should be classified as temporary equity (the “Identified Errors”). The Identified Errors impacted the Original Form 8-K containing the Original Financial Statement. In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” the Company evaluated the Identified Errors and had determined the related impacts were not qualitatively material to the Original Form 8-K and that a restatement of the Original Financial Statement was not necessary.

However, upon further consideration of the quantitatively material nature of the impact of the Identified Errors to the Original Financial Statement, the Company determined the Identified Errors to be overall material to the Original Financial Statement and that the Company should restate the Original Financial Statement to correct the Identified Errors.

Therefore, on March 8, 2022, the Company’s management and the audit committee of the Company’s board of directors concluded that the Original Financial Statement should be restated to report all Public Subunits as temporary equity and should no longer be relied upon. As such, the Company is restating the Original Financial Statement in this Amendment No.1.

The Original Financial Statement that has been previously filed as an exhibit is superseded by the information in this Amendment No. 1 and the Original Financial Statement should no longer be relied upon. On March 10, 2022, the Company filed a Current Report on Form 8-K disclosing the non-reliance on the Original Financial Statement.

Item 8.01. Other Events.

On April 13, 2021, the Company consummated its initial public offering (the “IPO”) of 16,000,000 units (the “Public Units”). Each Public Unit consisted of one subunit (the “Public Subunit”) and one-half of a redeemable warrant (the “Public Unit Warrant”). Each Public Subunit consists of one Class A ordinary share (the “Public Share”) and one-quarter of a redeemable warrant (the “Public Subunit Warrant”). Each whole warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. The Public Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000. The Company paid the underwriters an underwriting discount of $3,200,000.

On April 13, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 675,000 units (the “Private Units”) to Global SPAC Sponsors LLC (“Sponsor”) and I-Bankers Securities, Inc (“I-Bankers”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $6,750,000.

As of April 13, 2021, a total of $161,750,000 of the proceeds from the IPO and Private Placement and the Sponsor’s advance payment was held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company acting as trustee (“Trust”). The amount in the trust account as of April 13, 2021 also included an additional $150,000 to the Company in anticipation of purchasing additional Private Units in the event the underwriters exercise their over-allotment option.

The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to an additional 2,400,000 Public Units to cover over-allotments. On April 14, 2021, the underwriters partially exercised the over-allotment option to purchase 750,000 Public Units. The Public Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $7,500,000. The Company paid the underwriters an underwriting discount of $150,000.

Simultaneously with the exercise of the over-allotment option, the Company completed the Private Placement of an aggregate of 22,500 Private Units to the Sponsor and I-Bankers, at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $225,000.

An audited balance sheet as of April 13, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of April 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SPAC PARTNERS CO.

	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

Dated: March 17, 2022

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